EXHIBIT 10.28

EXECUTION COPY

PLEDGE AGREEMENT

By

HMP EQUITY HOLDINGS CORPORATION,

as Issuer and Pledgor,
and

HUNTSMAN HOLDINGS, LLC,
HUNTSMAN GROUP INC.
and
ICI ALTA INC. (to be renamed ALTA ONE INC.),
as Pledgors
and

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

as Trustee

Dated as of May 9, 2003

i

ii

iii

PLEDGE AGREEMENT

PLEDGE AGREEMENT (the “Agreement”), dated as of May 9, 2003, made by HMP EQUITY HOLDINGS CORPORATION, a Delaware corporation (the “Issuer”), HUNTSMAN HOLDINGS, LLC, a Delaware limited liability company (“Huntsman Holdings”), HUNTSMAN GROUP INC., a Delaware corporation (“Huntsman Group”), ICI ALTA INC. (to be renamed ALTA ONE INC.), a Delaware corporation (“Alta”) as pledgors (the Issuer, together with Huntsman Holdings, Huntsman Group and Alta, in such capacities and together with any successors in such capacities, the “Pledgors,” and each, a “Pledgor”), in favor of WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association having an office at Sixth Street and Marquette Avenue, MAC N9303-120, Minneapolis, MN 55479, in its capacity as trustee pursuant to the Indenture (as hereinafter defined), as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the “Trustee”).

R E C I T A L S:

A.                                   The Pledgors and the Trustee have, in connection with the execution and delivery of this Agreement, entered into that certain indenture, dated as of May 9, 2003 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), pursuant to which the Issuer has issued $875,000,000 principal amount at maturity of 15% Senior Secured Discount Notes due 2008 (the “Initial Notes”).  It is contemplated that the Issuer may, after the date hereof, issue Exchange Notes (as defined in the Indenture, the Exchange Notes, together with the Initial Notes, the “Notes”) pursuant to the provisions of the Indenture.

B.                                     Each Pledgor is or, as to Pledged Collateral (as hereinafter defined) required to be pledged by such Pledgor after the date hereof will be, the legal and/or beneficial owner of the Pledged Collateral pledged by it hereunder.

C.                                     This Agreement is given by each Pledgor in favor of the Trustee for the benefit of the Secured Parties (as hereinafter defined) to secure the payment and performance of all of the Secured Obligations (as hereinafter defined).

A G R E E M E N T :

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Trustee hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

SECTION 1.1                          Definitions.  (a)  Unless otherwise defined herein, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC.

(b)                                 Capitalized terms used but not otherwise defined herein that are defined in the Indenture shall have the meanings given to them in the Indenture.

(c)                                  The following terms shall have the following meanings:

“Additional Pledged Shares” shall mean, (i) all membership equity interests of Huntsman International Holdings LLC (“HIH”) acquired by any Pledgor after the date hereof (other than any equity interests of HIH that are required by any provision in effect on the Issue Date of the Huntsman LLC Credit Facilities or the Holding Company Agreement to be contributed to Huntsman LLC and pledged for the benefit of the lenders under the Huntsman LLC Credit Facilities), (ii) all shares of common stock of the Issuer acquired by any Pledgor or any of their Affiliates after the date hereof and (iii) all membership equity interests of Huntsman LLC acquired by any Pledgor or any of their Affiliates after the date hereof, in each case, including, without limitation, all rights, privileges, authority and powers of Pledgors in and to such additional shares of common stock or membership equity interests issued under the Operative Agreement of any applicable Pledged Shares Issuer, from time to time acquired by Pledgors in any manner, in each case, including the certificates representing such additional shares of common stock or membership equity interests.

“Agreement” shall mean this Agreement, as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof.

“Charges” shall mean any and all property and other taxes, assessments and special assessments, levies, fees and all governmental charges imposed upon or assessed against, and all claims (including, without limitation, claims arising by operation of law) against, all or any portion of the Pledged Collateral.

“Collateral Material Adverse Effect” shall mean, as of any date of determination and whether individually or in the aggregate (a) any event, circumstance, occurrence or condition which has caused or resulted in (or would reasonably be expected to cause or result in) a material adverse effect on the value of the Pledged Collateral; or (b) any event, circumstance, occurrence or condition which has caused or resulted in (or would reasonably expect to cause or result in) a material adverse effect on the legality, priority or enforceability of the Lien created by this Agreement or the rights and remedies of the Trustee hereunder.

“Contested Liens” shall mean, collectively, any Liens incurred in respect of any Charges to the extent that the amounts owing in respect thereof are not yet delinquent or are being contested; provided, however, that such Liens shall in all respects be subject and subordinate in priority to the Lien and security interest created and evidenced by this Agreement, except if and to the extent that the law or regulation creating, permitting or authorizing such Lien provides that such Lien must be superior to the Lien and security interest created and evidenced hereby.

“Distributions” shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, accreted value, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities; provided, that Distributions shall not include any payments permitted by Section 4.03(b)(v) of the Indenture.

“Governmental Authority” shall mean any Federal, state, local, foreign or other governmental, quasi-governmental or administrative (including self-regulatory) body, instrumentality, department, agency, authority, board, bureau, commission, office of any nature whatsoever or other subdivision thereof, or any court, tribunal, administrative hearing body, arbitration panel or other similar dispute-resolving body, whether now or hereafter in existence, or any officer or official thereof, having jurisdiction over any Pledgor or the Pledged Collateral or any portion thereof.

“Guarantee” means the guarantee of Notes by Alta under the Indenture.

“Holding Company Agreement” means the Amended and Restated Holding Company Agreement, dated April 25, 2003, by and among Huntsman Holdings, LLC, the Issuer, Huntsman Specialty Chemicals Corporation, and Deutsche Bank Trust Company Americas, as such agreement is amended from time to time.

“Huntsman LLC Credit Facilities” means collectively (i) that certain $275 million senior secured revolving credit agreement dated as of September 30, 2002 by and among Huntsman LLC, the other borrowers named therein, Deutsche Bank Trust Company Americas, as administrative agent and the financial institutions from time to time party thereto, together with the related documents (including any guarantee agreements and security documents), and (ii) that certain amended and restated credit agreement dated as of September 30, 2002, by and among Huntsman LLC, Deutsche Bank Trust Company Americas (f/k/a Bankers Trust Company), as administrative agent and the financial institutions party thereto, together with the related documents (including any guarantee agreements and security documents).

“Indemnified Liabilities” shall have the meaning assigned to such term in Section 9.4(i) hereof.

“Indemnitees” shall have the meaning assigned to such term in Section 9.4(i) hereof.

“Indenture” shall have the meaning assigned to such term in Recital A hereof.

“Initial Pledged Shares” shall mean, collectively, with respect to each Pledgor, the issued and outstanding shares of capital stock or membership equity interests of each issuer described in Schedule A annexed hereto (each, a “Pledged Shares Issuer”) and owned by a Pledgor together with all rights, privileges, authority and powers of such Pledgor in and to such shares of capital stock or membership equity interests under the Operative Agreement of each such Pledged Shares Issuer, and the certificates, instruments and agreements representing such shares of capital stock or membership equity interests.

“Issuer” shall have the meaning assigned to such term in the Preamble hereof.

“Operative Agreement” shall mean (i) in the case of any limited liability company or partnership or other non-corporate entity, any membership or partnership agreement or other organizational agreement or document thereof and (ii) in the case of any corporation, any charter or certificate of incorporation and by-laws thereof.

“Pledge Amendment” shall have the meaning assigned to such term in Section 5.1 hereof.

“Pledged Collateral” shall have the meaning assigned to such term in Section 2.1 hereof.

“Pledged Debt Securities” means all the 8% Senior Subordinated Reset Discount Notes due 2009 of Huntsman International Holdings LLC owned by Issuer as of the date hereof and issued under the Pledged Debt Securities Indenture.

“Pledged Debt Securities Indenture” means the Amended and Restated Indenture dated as of December 20, 2001 between Huntsman International Holdings LLC and Wells Fargo Bank Minnesota, National Association, as successor in interest to Bank One, N.A. as Trustee.

“Pledged Securities” shall mean, collectively, Pledged Shares and the Successor Interests and the Pledged Debt Securities.

“Pledged Shares” shall mean, collectively, the Initial Pledged Shares and the Additional Pledged Shares.

“Pledged Shares Issuer” shall have the meaning assigned to such term in the definition of “Initial Pledged Shares”.

“Pledgor” shall have the meaning assigned to such term in the Preamble hereof.

“Registration Rights Agreement” shall mean that certain Registration Rights Agreement dated as of the date hereof by and among the Company, Alta, Credit Suisse First Boston LLC and CIBC World Markets Corp.

“Requirements of Law” shall mean, collectively, any and all requirements of any Governmental Authority including, without limitation, any and all laws, ordinances, rules, regulations or similar statutes or case law.

“Securities Collateral” shall mean, collectively, the Pledged Securities and Distributions.

“Secured Obligations” shall mean all obligations (whether or not constituting future advances, obligatory or otherwise) of the Issuer and Alta from time to time arising under or in respect of this Agreement, the Indenture, the Notes, the Guarantee and the liquidated damages provisions of Section 2(c) the Registration Rights Agreement (including, without limitation, the obligations to pay principal, interest, accreted value and all other charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the obligations contained in this Agreement, the Indenture, the Notes and the Guarantee), in each case whether (i) such obligations are direct or indirect, joint or several, absolute or contingent, due or to become due whether at stated maturity, by acceleration or otherwise, (ii) arising in the regular course of business or otherwise, (iii) for payment or performance and/or (iv) now existing or hereafter arising (including, without limitation, interest and other obligations arising or accruing after the commencement of any bankruptcy, insolvency, reorganization or similar proceeding with respect to any Pledgor or any other Person, or which would have arisen or accrued but for the commencement of such proceeding, even if such obligation or the claim therefor is not enforceable or allowable in such proceeding).

“Secured Parties” shall mean, collectively, the Trustee and the holders of the Notes.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Successor Interests” shall mean, collectively, with respect to each Pledgor, all shares of each class of the capital stock or membership equity interests or other equity interests of the successor corporation or interests or certificates of the successor limited liability company, partnership or other entity owned by such Pledgor (unless such successor is such Pledgor itself) formed by or resulting from any consolidation or merger in which any Pledged Shares Issuer is not the surviving entity; provided, however, that the pledge of the Successor

Interests affected hereby shall in no event affect the obligations of such Pledgor under any provision prohibiting such action hereunder or under the Indenture.

“Trustee” shall have the meaning assigned to such term in the Preamble of this Agreement.

“UCC” shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided, however, that if by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Trustee’s security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect on the date hereof in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions relating to such provisions.

SECTION 1.2                          Interpretation.  The rules of construction set forth in Section 1.3 of the Indenture shall be applicable to this Agreement.

SECTION 1.3                          Resolution of Drafting Ambiguities.  Each Pledgor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Trustee) shall not be employed in the interpretation hereof.

ARTICLE II

GRANT OF SECURITY AND SECURED OBLIGATIONS

SECTION 2.1                          Pledge.  As collateral security for the payment and performance in full of all the Secured Obligations, each Pledgor hereby pledges and grants to the Trustee for the benefit of the Secured Parties, a lien on and security interest in and to all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, whether now existing or hereafter arising or acquired from time to time (collectively, the “Pledged Collateral”); provided however, that Huntsman Holdings does not own any Pledged Collateral on the date hereof and shall be bound by this Section 2.1 only to extent of any Additional Pledged Shares that it may own after the date hereof:

(i)                                     all Pledged Securities;

(ii)                                  all Distributions;

(iii)                               all books and records relating to the Pledged Collateral; and

(iv)                              all Proceeds of any and all of the foregoing.

SECTION 2.2                          Secured Obligations.  This Agreement secures, and the Pledged Collateral is collateral security for, the payment and performance in full when due of the Secured Obligations.

SECTION 2.3                          Security Interest.  (a)  Each Pledgor hereby irrevocably authorizes the Trustee at any time and from time to time to file in any relevant jurisdiction any initial financing statements and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, including, without limitation, whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor.  Each Pledgor agrees to provide all information described in the immediately preceding sentence to the Trustee promptly upon request.

(b)                                 Each Pledgor hereby ratifies its authorization for the Trustee to file in any relevant jurisdiction any initial financing statements or amendments thereto relating to the Pledged Collateral if filed prior to the date hereof.

SECTION 2.4                          No Release.  Nothing set forth in this Agreement shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor’s part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any Person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Trustee or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor’s part to be so performed or observed or shall impose any liability on the Trustee or any other Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, the Indenture, the Notes, the Guarantee or under or in respect of the Pledged Collateral or made in connection herewith or therewith.  The obligations of each Pledgor contained in this Section 2.4 shall survive the termination hereof and the discharge of such Pledgor’s other obligations under this Agreement, the Notes, the Guarantee and the Indenture.

ARTICLE III

PERFECTION, FURTHER ASSURANCES

SECTION 3.1                          Delivery of Certificated Securities Collateral.  Each Pledgor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral in existence on the date hereof have been delivered to the Trustee in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Trustee has a perfected first priority security interest therein.  Each Pledgor hereby agrees that all certificates, agreements or instruments representing or evidencing Securities Collateral acquired by such Pledgor after the date hereof, shall immediately upon receipt thereof by such Pledgor be delivered to and held by or on behalf of the Trustee pursuant hereto.  All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Trustee.  The Trustee shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Trustee or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder.  In addition, the Trustee shall have the right at any time upon the occurrence and during the continuance of any Event of Default to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.

Issuer and Huntsman Holdings agree to cause all existing and future Securities Collateral to be issued and held in certificated form.

SECTION 3.2                          Financing Statements and Other Filings; Maintenance of Perfected Security Interest.  Each Pledgor represents and warrants that the only filings, registrations and recordings necessary and appropriate to create, preserve, protect, publish notice of and perfect the security interest granted by each Pledgor to the Trustee (for the benefit of the Secured Parties) pursuant to this Agreement in respect of the Pledged Collateral are listed in Schedule B hereto.  Each Pledgor represents and warrants that all such filings, registrations and recordings have been delivered to the Trustee in completed and, to the extent necessary or appropriate, duly executed form for filing in each governmental, municipal or other office specified in Schedule B hereto and shall be filed, registered and recorded immediately after the date thereof.  Each Pledgor agrees that at the sole cost and expense of the Pledgors, (i) such Pledgor will maintain the security interest created by this Agreement in the Pledged Collateral as a perfected first priority security interest and shall defend such security interest against the claims and demands of all Persons, (ii) such Pledgor will furnish to the Trustee from time to time statements and schedules further identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as the Trustee may reasonably request, all in reasonable detail and (iii) at any time and from time to time, upon the written request of the Trustee, such Pledgor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further action as the Trustee may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statement under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Pledgor represents, warrants and covenants as follows:

SECTION 4.1                          Title, Authority and Validity; Preservation of Corporate Existence.  (i)  Such Pledgor (A) has good and valid rights in and title to the Pledged Collateral with respect to which it has purported to grant a security interest and Lien hereunder, (B) has full power and authority to grant to the Trustee the security interest in and Lien on such Pledged Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained, (C) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and (D) this Agreement is a legal, valid and binding obligation of such Pledgor, enforceable against such Pledgor in accordance with its terms.

(ii)                                  Such Pledgor shall preserve and maintain in full force and effect (A) its existence and good standing under the laws of the jurisdiction of its organization and (B) all consents, authorizations and approvals necessary or required of any Governmental Authority or any other Person relating to the execution, delivery and performance hereof.

SECTION 4.2                          Validity of Security Interest.  The security interest in and Lien on the Pledged Collateral granted to the Trustee for the benefit of the Secured Parties hereunder constitutes (a) a legal and valid security interest in all the Pledged Collateral securing the payment and performance of the Secured Obligations, and (b) upon delivery of the Pledged Collateral to the Trustee, a perfected security interest in all the Pledged Collateral.  The security interest and Lien granted to the Trustee for the benefit of the Secured Parties pursuant to this Agreement in and on the Pledged Collateral will at all times constitute a perfected, continuing first priority security interest therein, superior and prior to the rights of all other Persons therein.

SECTION 4.3                          Limitation on Liens.  Such Pledgor is as of the date hereof, and, as to Pledged Collateral acquired by it from time to time after the date hereof, such Pledgor will be, the sole direct and beneficial owner of all Pledged Collateral pledged by it hereunder free from any Lien or other right, title or interest of any Person other than Contested Liens.  Pledgor shall, at its own cost and expense, defend title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Trustee and the priority thereof against all claims and demands of all Persons, at its own cost and expense, at any time claiming any interest therein adverse to the Trustee or any other Secured Party.  There is no agreement, and no Pledgor shall enter into any agreement or take any other action, that would result in the imposition of any other Lien, restrict the transferability of any of the Pledged Collateral or otherwise impair or conflict with such Pledgors’ obligations or the rights of the Trustee hereunder.

SECTION 4.4                          Other Financing Statements.  There is no (nor will there be any) valid or effective financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral other than as required hereby.  So long as any of the Secured Obligations remain unpaid, no Pledgor shall execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to any Pledged Collateral.

SECTION 4.5                          Due Authorization and Issuance.  All of the Initial Pledged Shares have been, and to the extent any Pledged Shares are hereafter issued, such shares will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable.  All of the Initial Pledged Shares have been fully paid for, and there is no amount or other obligation owing by any Pledgor to any issuer of the Initial Pledged Shares in exchange for or in connection with the issuance of the Initial Pledged Shares or any Pledgor’s status as a partner or a member of any issuer of the Initial Pledged Shares.  All of the Pledged Debt Securities have been duly authorized, executed and delivered and constitute legal, valid and binding obligations of Huntsman International Holdings LLC and enforceable in accordance with their terms.

SECTION 4.6                          No Violations, etc.  The pledge of the Pledged Securities pursuant to this Agreement does not violate Regulation T, U or X of the Federal Reserve Board.

SECTION 4.7                          No Options, Warrants, etc.  There are no options, warrants, calls, rights, commitments or agreements of any character to which such Pledgor is a party or by which it is bound obligating such Pledgor to issue, deliver or sell or cause to be issued, delivered or sold additional Pledged Securities or obligating such Pledgor to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.  There are no voting trusts or other agreements or understandings to which such Pledgor is a party with respect to the transfer, voting or exercise of any other right of the membership equity interests of any issuer of the Pledged Securities.

SECTION 4.8                          No Conflicts, Consents, etc.  Neither the execution and delivery hereof by each Pledgor nor the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof (i) violates any Operative Agreement of such Pledgor or any issuer of Pledged Securities, (ii) violates the terms of any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which such Pledgor is a party, or by which it may be bound or to which any of its properties or assets may be subject, (iii) conflicts with any Requirement of Law applicable to any such Pledgor or its property, or (iv) results in or requires the creation or imposition of any Lien (other than the Lien contemplated hereby) upon or with respect to any of the property now owned or hereafter acquired by such Pledgor.  No consent of any party (including, without limitation, equityholders or creditors of such Pledgor) and no consent, authorization, approval, license or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required (A) for the pledge by such Pledgor of the Pledged Collateral pledged by it pursuant to this Agreement or for the execution, delivery or performance hereof by such Pledgor, (B) for the exercise by the Trustee of the voting or other rights provided for in this Agreement or (C) for the exercise by the Trustee of the remedies in respect of the Pledged Collateral pursuant to this Agreement, other than, in the case of (A) only, the filing of the financing statements noted on Schedule B hereto and, in the case of the disposition of any Pledged Securities, the requirements under the federal securities laws or the blue sky laws of any applicable state.  In the event that the Trustee desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement upon the occurrence and during the continuance of an Event of Default and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the reasonable request of the Trustee, such Pledgor agrees to use its best efforts to assist and aid the Trustee to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

SECTION 4.9                          Pledged Collateral.  All information set forth herein, including the schedules annexed hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party in connection with this Agreement, in each case, relating to the Pledged Collateral, is accurate and complete in all material respects.  The Pledged Collateral described on the schedules annexed hereto constitutes all of the equity or debt securities that constitute Pledged Collateral and are owned or held by the Pledgors as of the date hereof.

SECTION 4.10                    Payment of Taxes; Compliance with Laws; Contesting Liens; Claims.  Each Pledgor represents and warrants that all Charges imposed upon or assessed against the Pledged Collateral have been paid and discharged except to the extent such Charges constitute a Lien not yet due and payable.  Each Pledgor shall comply with all

Requirements of Law applicable to the Pledged Collateral.  Each Pledgor may at its own expense contest the validity, amount or applicability of any Charges so long as the contest thereof shall be conducted in accordance with, and permitted pursuant to the provisions of, the Indenture.  Notwithstanding the foregoing provisions of this Section 4.10, (i) no contest of any such obligation may be pursued by such Pledgor if such contest would expose the Trustee or any other Secured Party to (A) any possible criminal liability or (B) any additional civil liability for failure to comply with such obligations unless such Pledgor shall have furnished a bond or other security therefor satisfactory to the Trustee, or such Secured Party, as the case may be,  and (ii) if at any time payment or performance of any obligation contested by such Pledgor pursuant to this Section 4.10 shall become necessary to prevent the imposition of remedies because of non-payment, such Pledgor shall pay or perform the same, in sufficient time to prevent the imposition of remedies in respect of such default or prospective default.

SECTION 4.11                    Vantico.  Huntsman Holdings, LLC covenants and agrees that if it acquires any common stock of Vantico Group S.A. or any holding company thereof, (i) it shall immediately contribute such common stock to the Issuer as a common equity contribution, and (ii) any such initial common equity contributions shall not result in the issuance of common stock of the Issuer.

ARTICLE V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

SECTION 5.1                          Pledge of Additional Securities Collateral.  Each Pledgor shall, upon it or, in the case of clauses (ii) and (iii) of the definition of “Additional Pledge Shares,” any of its Affiliates, obtaining any Additional Pledged Shares, accept the same in trust for the benefit of the Trustee and forthwith deliver to the Trustee a pledge amendment, duly executed by such Pledgor, in substantially the form of Exhibit 1 annexed hereto (each, a “Pledge Amendment”), and the certificates and other documents required under Section 3.1 in respect of the Additional Pledged Shares which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Shares.  Each Pledgor hereby authorizes the Trustee to attach each Pledge Amendment to this Agreement and agrees that all Additional Pledged Shares listed on any Pledge Amendment delivered to the Trustee shall for all purposes hereunder be considered Pledged Collateral.

SECTION 5.2                          Voting Rights; Distributions; etc.  (i)  So long as no Event of Default shall have occurred and be continuing:

(A)                              Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Indenture or any other document evidencing the Secured Obligations; provided, however, that no Pledgor shall in any event exercise such rights in any manner which may have a Collateral Material Adverse Effect.

(B)                                Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Indenture; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities shall be forthwith delivered to the Trustee to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Trustee, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Trustee as Pledged Collateral in the same form as so received (with any necessary endorsement).

(C)                                The Trustee shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(i)(A) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.2(i)(B) hereof.

(ii)                                  Upon the occurrence and during the continuance of any Event of Default:

(A)                              All rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(i)(A) hereof without any action or the giving of any notice shall cease, and all such rights shall thereupon become vested in the Trustee, which shall thereupon have the sole right to exercise such voting and other consensual rights.

(B)                                All rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(i)(B) hereof shall cease and all such rights shall thereupon become vested in the Trustee, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

(iii)                               Each Pledgor shall, at its sole cost and expense, from time to time after the occurrence and during the continuance of an Event of Default execute and deliver to the Trustee appropriate instruments as the Trustee may request in order to permit the Trustee to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(ii)(A)

hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(ii)(B) hereof.

(iv)                              All Distributions which are received by any Pledgor contrary to the provisions of Section 5.2(ii)(B) hereof shall be received in trust for the benefit of the Trustee, shall be segregated from other funds of such Pledgor and shall immediately be paid over to the Trustee as Pledged Collateral in the same form as so received (with any necessary endorsement).

SECTION 5.3                          Operative Agreements.  Each Pledgor has delivered to the Trustee true, correct and complete copies of the Operative Agreements and the Pledged Debt Securities Indenture.  The Operative Agreements and the Pledged Debt Securities Indenture are in full force and effect, have not as of the date hereof been amended or modified except as disclosed to the Trustee, and there is no existing default by any party thereunder or any event which, with the giving of notice of passage of time or both, would constitute a default by any party thereunder.  The Issuer shall deliver to the Trustee a copy of any notice of default given or received by it under the Pledged Debt Securities or the Pledged Debt Securities Indenture within ten days after such Pledgor gives or receives such notice.  No Pledgor will terminate or agree to terminate any Operative Agreement or the Pledged Debt Securities Indenture or make any amendment or modification to any Operative Agreement which may have a Collateral Material Adverse Effect, including electing not to treat any Pledged Securities of such Pledgor as a security under 8-103 of the UCC.

SECTION 5.4                          Defaults, etc.  Such Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Pledgor is a party relating to the Pledged Securities pledged by it, and such Pledgor is not in violation of any other provisions of any such agreement to which such Pledgor is a party, or otherwise in default or violation thereunder.  No Securities Collateral pledged by such Pledgor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any Person with respect thereto, and as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Operative Agreements and certificates delivered to the Trustee) which evidence any Pledged Securities of such Pledgor.

SECTION 5.5                          Pledged Debt Securities.  Upon the occurrence and during the continuance of an event of default under the Pledged Debt Securities, the Trustee acting upon a vote of holders of the outstanding Notes representing at least a majority of the accreted value thereunder shall have the right to direct the Issuer as to whether or not to accelerate the Pledged Debt Securities, make a claim thereunder or otherwise exercise remedies under the Pledged Debt Securities Indenture; provided, that, if such event of default results solely from the failure to timely deliver financial statements to holders of Pledged Debt Securities then the

Trustee shall have such right set forth in this Section 5.5, after the expiration of 60 days from the occurrence of such event of default.

ARTICLE VI

TRANSFERS AND OTHER LIENS

SECTION 6.1                          Transfers of and other Liens on Pledged Collateral.  Pledgor shall not (i) sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by it hereunder or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral pledged by it hereunder, other than (a) the Liens created hereunder and (b) Permitted Liens (as defined in the Indenture).

ARTICLE VII

REMEDIES

SECTION 7.1                          Remedies.  (a)  Upon the occurrence and during the continuance of any Event of Default, the Trustee may from time to time exercise in respect of the Securities Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it:

(i)                                     demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including, without limitation, instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Trustee, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Trustee and shall promptly (but in no event later than one Business Day after receipt thereof) pay such amounts to the Trustee;

(ii)                                  sell, assign or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;

(iii)                               retain and apply the Distributions to the Secured Obligations as provided in Article VIII hereof;

(iv)                              exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including, without limitation, perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and

(v)                                 all the rights and remedies of a secured party on default under the UCC, and the Trustee may also in its sole discretion, without notice except as specified in Section 7.2 hereof, sell, assign or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Trustee’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Trustee may deem commercially reasonable.  The Trustee or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations owed to such Person as a credit on account of the purchase price of any Pledged Collateral payable by such Person at such sale.  Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  The Trustee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given.  The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Trustee arising by reason of the fact that the price at which any Pledged Collateral may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Trustee accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

SECTION 7.2                          Notice of Sale.  Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of Pledged Collateral shall be required by law, 10 Business Days’ prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters.  No notification need be given to any

Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

SECTION 7.3                          Waiver of Notice and Claims.  Each Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Trustee’s taking possession or the Trustee’s disposition of any of the Pledged Collateral, including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law:  (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Trustee’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law.  The Trustee shall not be liable for any incorrect or improper payment made pursuant to this Article VII in the absence of gross negligence or willful misconduct.  Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all Persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.

SECTION 7.4                          Certain Sales of Pledged Collateral.  (i)  Each Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Trustee may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority.  Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Trustee than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Trustee shall have no obligation to engage in public sales.

(ii)                                  Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws, the Trustee may be compelled, with respect to any sale of all or any part of the Securities Collateral, to limit purchasers to Persons who will agree, among other things, to acquire such Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof.  Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Trustee than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Trustee shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

(iii)                               Notwithstanding the foregoing, each Pledgor shall, upon the occurrence and during the continuance of any Event of Default, at the reasonable request of the Trustee, for the benefit of the Trustee, cause any registration, qualification under or compliance with any Federal or state securities law or laws to be effected with respect to all or any part of the Securities Collateral as soon as practicable and at the sole cost and expense of the Pledgors.  Each Pledgor will use its commercially reasonable efforts to cause such registration to be effected (and be kept effective) and will use its commercially reasonable efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Securities Collateral including, without limitation, registration under the Securities Act (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with all other requirements of any Governmental Authority.  Each Pledgor shall use its commercially reasonable efforts to cause the Trustee to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, shall furnish to the Trustee such number of prospectuses, offering circulars or other documents incident thereto as the Trustee from time to time may request, and shall indemnify and shall cause the issuer of the Securities Collateral to indemnify the Trustee and all others participating in the distribution of such Securities Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading.

(iv)                              If the Trustee determines to exercise its right to sell any or all of the Securities Collateral, upon written request, the applicable Pledgor shall from time to time furnish to the Trustee all such information as the Trustee may request in order to determine the number of securities included in the Securities Collateral which may be sold by the Trustee as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

(v)                                 Each Pledgor further agrees that a breach of any of the covenants contained in this Section 7.4 will cause irreparable injury to the Trustee and other Secured Parties, that the Trustee and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 7.4 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

SECTION 7.5                          No Waiver; Cumulative Remedies.  (i)  No failure on the part of the Trustee to exercise, no course of dealing with respect to, and no delay on the part of the Trustee in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy; nor shall the Trustee be required to look first to, enforce or exhaust any other security, collateral or guaranties.  The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

(ii)                                  In the event that the Trustee shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee, then and in every such case, the Pledgors, the Trustee and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of the Trustee and the other Secured Parties shall continue as if no such proceeding had been instituted.

ARTICLE VIII

APPLICATION OF PROCEEDS

The proceeds received by the Trustee in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Trustee of its remedies as a secured creditor as provided in Article VII hereof shall be applied, together with any other sums then held by the Trustee in the manner set forth in the Indenture.

ARTICLE IX

MISCELLANEOUS

SECTION 9.1                          Concerning Trustee.  (i)  The Trustee has been appointed as trustee pursuant to the Indenture.  The actions of the Trustee hereunder are subject to the provisions of the Indenture.  The Trustee shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of the Pledged Collateral), in accordance with this Agreement and the Indenture.  The Trustee may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.  The Trustee may resign and a successor Trustee may be appointed in the manner provided in the Indenture.  Upon the acceptance of any appointment as the Trustee by a successor Trustee, that successor Trustee shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Trustee under this Agreement, and the retiring Trustee shall thereupon be discharged from its duties and obligations under this Agreement.  After any retiring Trustee’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Trustee.

(ii)                                  The Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Trustee, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Trustee nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Trustee or any other Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

(iii)                               The Trustee shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

SECTION 9.2                          Trustee May Perform; Trustee Appointed Attorney-in-Fact.  (a) If any Pledgor shall fail to perform any covenants contained in this Agreement (including, without limitation, such Pledgor’s covenants to (i) pay Charges or discharge Liens or (ii) pay or perform any obligations of such Pledgor under any Pledged Collateral) or if any warranty on the part of any Pledgor contained herein shall be breached, the Trustee may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that Trustee shall in no event be bound to inquire into the validity of any tax, lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance in accordance with the provision of Section 4.10 hereof.  Any and all amounts so expended by the Trustee shall be paid by the Pledgors in accordance with the provisions of Section 9.3 hereof.  Neither the provisions of this Section 9.2 nor any action taken by Trustee pursuant to the provisions of this Section 9.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of warranty from constituting an Event of Default.  Each Pledgor hereby appoints the Trustee as its attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise from time to time in the Trustee’s discretion upon the occurrence and during the continuance of an Event of Default to take any action and to execute any instrument consistent with the terms of the Indenture and this Agreement which the Trustee may deem necessary or advisable to accomplish the purposes hereof; provided, however, that the Trustee shall not have any obligation to make any such determination or to exercise such discretion unless directed to by the Holders pursuant to the Indenture.  The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof.  Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

(b)                                 Each Pledgor hereby authorizes the filing of any financing statements or continuation statements, and amendments to financing statements, in any jurisdiction and with any filing offices as the Trustee may determine, in its reasonable discretion, are necessary or advisable to perfect the security interest granted to the Trustee for the benefit of the Secured Parties in connection herewith; provided, however, that the Trustee shall not have any obligation to make any such determination or to exercise such discretion unless directed to by the Holders pursuant to the Indenture.  Such financing statements may describe the collateral in the same manner as described in this Agreement or may contain an indication or description of collateral that describes such property in any other manner as the Trustee may determine, in its reasonable discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the collateral granted to the Trustee for the benefit of the Secured Parties in connection herewith; provided, however, that the Trustee shall not have any obligation to make any such determination or to exercise such discretion unless directed to by the Holders pursuant to the Indenture.

SECTION 9.3                          Expenses.  Each Pledgor will upon demand pay to the Trustee the amount of any and all reasonable costs and expenses, including the fees and expenses of its counsel and the fees and expenses of any experts and agents which the Trustee may incur in connection with (i) any action, suit or other proceeding affecting the Pledged Collateral or any part thereof commenced, in which action, suit or proceeding the Trustee is made a party or participates or in which the right to use the Pledged Collateral or any part thereof is threatened, or in which it becomes necessary in the judgment of the Trustee to defend or uphold the Lien hereof (including, without limitation, any action, suit or proceeding to establish or uphold the compliance of the Pledged Collateral with any requirements of any Governmental Authority or law), (ii) the collection of the Secured Obligations, (iii) the enforcement and administration hereof, (iv) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (v) the exercise or enforcement of any of the rights of the Trustee or any Secured Party hereunder or (vi) the failure by any Pledgor to perform or observe any of the provisions hereof.  All amounts expended by the Trustee and payable by any Pledgor under this Section 9.3 shall be due upon demand therefor (together with interest thereon accruing at the highest rate then in effect under the Indenture during the period from and including the date on which such funds were so expended to the date of repayment) and shall be part of the Secured Obligations.  Each Pledgor’s obligations under this Section 9.3 shall survive the termination hereof and the discharge of such Pledgor’s other obligations under this Agreement, the Indenture and the other Security Documents.

SECTION 9.4                          Indemnity.

(i)                                     Indemnity.  Each Pledgor agrees to indemnify, pay and hold harmless the Trustee and each of the other Secured Parties and the officers, directors, employees, agents and Affiliates of the Trustee and each of the other Secured Parties (collectively, the “Indemnitees”) from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs (including, without limitation, settlement costs), expenses or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of a single firm of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) which may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement, the Indenture or the Notes, or any other document evidencing the Secured Obligations (including, without limitation, any misrepresentation by any Pledgor in this Agreement, the Indenture or the Notes or any other document evidencing the Secured Obligations) (the “Indemnified Liabilities”); provided, however, that no Pledgor shall have any obligation to an Indemnitee hereunder with respect to Indemnified Liabilities if it has been determined by a final decision (after all appeals and the expiration of time to appeal) of a court of competent jurisdiction that such Indemnified Liabilities arose from the gross negligence, bad faith or willful misconduct of that Indemnitee.  To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, each Pledgor shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

(ii)                                  Survival.  The obligations of the Pledgors contained in this Section 9.4 shall survive the termination hereof and the discharge of the Pledgors’ other obligations under this Agreement, the Indenture and the Notes.

(iii)                               Reimbursement.  Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Pledged Collateral.

SECTION 9.5                          Continuing Security Interest; Assignment.  This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Trustee hereunder, to the benefit of the Trustee and the other

Secured Parties and each of their respective successors, transferees and assigns.  No other Persons (including, without limitation, any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto.  Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Indenture.

SECTION 9.6                          Termination; Release.  The Pledged Collateral shall be released from the Lien of this Agreement in accordance with the provisions of the Indenture.  Upon termination hereof in accordance with the provisions of the Indenture, the Trustee shall, upon the request and at the sole cost and expense of the Pledgors, assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by the Trustee, such of the Pledged Collateral to be released (in the case of a release) as may be in possession of the Trustee and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper documents and instruments (including financing statement amendments or releases) acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be.

SECTION 9.7                          Modification in Writing.  No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Indenture and unless in writing and signed by the Trustee.  Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof shall be effective only in the specific instance and for the specific purpose for which made or given.  Except where notice is specifically required by this Agreement or any other document evidencing the Secured Obligations, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

SECTION 9.8                          Notices.  Unless otherwise provided herein or in the Indenture, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Indenture, as to any Pledgor, addressed to it at the address of the Issuer set forth in the Indenture and as to the Trustee, addressed to it at the address set forth in the Indenture, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 9.8.

SECTION 9.9                          GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.10                    CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL.  ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PLEDGOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND APPELLATE COURTS OF ANY THEREOF, AND BY EXECUTION AND DELIVERY HEREOF, EACH PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT.  EACH PLEDGOR AGREES THAT SERVICE OF PROCESS IN ANY PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE ISSUER AT ITS ADDRESS SET FORTH IN THE INDENTURE OR AT SUCH OTHER ADDRESS OF WHICH THE TRUSTEE SHALL HAVE BEEN NOTIFIED PURSUANT THERETO.  IF ANY AGENT APPOINTED BY ANY PLEDGOR REFUSES TO ACCEPT SERVICE, SUCH PLEDGOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE.  NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE TRUSTEE TO BRING PROCEEDINGS AGAINST ANY PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION.  THE PLEDGORS HEREBY IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 9.11                    Severability of Provisions.  Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 9.12                    Execution in Counterparts.  This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

SECTION 9.13                    Business Days.  In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding

Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

SECTION 9.14                    No Credit for Payment of Taxes or Imposition.  Such Pledgor shall not be entitled to any credit against the principal, or accreted value or premium, if any, or interest payable under the Indenture or the Notes, and such Pledgor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any tax on the Pledged Collateral or any part thereof.

SECTION 9.15                    No Claims Against Trustee.  Nothing contained in this Agreement shall constitute any consent or request by the Trustee, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Trustee in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.

SECTION 9.16                    Obligations Absolute.  All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

(i)                                     any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Pledgor;

(ii)                                  any lack of validity or enforceability of the Indenture, the Notes or any other document evidencing the Secured Obligations, or any other agreement or instrument relating thereto;

(iii)                               any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture, the Notes or any other document evidencing the Secured Obligations, or any other agreement or instrument relating thereto;

(iv)                              any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

(v)                                 any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Indenture, the Notes or any other document evidencing the Secured Obligations, except as specifically set forth in a waiver granted pursuant to the provisions of Section 9.7 hereof; or

(vi)                              any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

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IN WITNESS WHEREOF, the Pledgors and the Trustee have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

HMP EQUITY HOLDINGS CORPORATION, as Issuer and a Pledgor

By:	/s/ J. Kimo Esplin
Name: J. Kimo Esplin
Title: Executive Vice President and Chief Financial Officer

HUNTSMAN GROUP INC., as a Pledgor

By:	/s/ Sean Douglas
Name: Sean Douglas
Title: Vice President and Treasurer

ICI ALTA INC. (to be renamed ALTA ONE INC.), as a Pledgor

By:	/s/ J. Kimo Esplin
	Name:	J. Kimo Esplin
	Title:	Executive Vice President and Chief Financial Officer

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Jane Y. Schweiger
Name: Jane Y. Schweiger
Title: Vice President

EXHIBIT 1

PLEDGE AGREEMENT AMENDMENT

This Amendment to the Pledge Agreement, dated as of [            ], 200[  ], is delivered pursuant to Section 5.1 of that certain pledge and security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Pledge and Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Pledge Agreement), dated as of May 9, 2003, among HMP Equity Holdings Corporation (the “Issuer” and a “Pledgor”), the undersigned, the other Pledgors from time to time party thereto and Wells Fargo Bank Minnesota, National Association, as Trustee (in such capacity and together with any successors in such capacity, the “Trustee”).  The undersigned hereby agrees that this Amendment may be attached to the Pledge Agreement and that the Pledged Securities listed on this Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

PLEDGED SECURITIES

ISSUER	CLASS OF STOCK OR INTERESTS	PAR VALUE	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER MEMBERSHIP EQUITY INTERESTS OF ISSUER

[ ],

as Pledgor

By:
Name:
Title:]

AGREED TO AND ACCEPTED:

[ ], as Trustee

By:
Name:
Title:

2

SCHEDULE A

Pledged Shares Issuers

PLEDGOR	ISSUER	CLASS OF STOCK OR INTERESTS	PAR VALUE	CERT NO(S).	NUMBER OF SHARES OR INTERESTS	% OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER
Huntsman Group Inc.	HMP Equity Holdings Corporation	Common	$0.01	C-9	18,027,214	100%
HMP Equity Holdings Corporation	Huntsman Company LLC	Common		1	10,000,000	100%
	Huntsman International Holdings LLC	Non-voting convertible		7	11 1/9	1%
	Huntsman International Holdings LLC	Non-voting convertible		8	44 4/9	4.5%
	Huntsman International Holdings LLC	Non-voting convertible		9	44 4/9	4.5%
	ICI Alta Inc.	Common	$1.00	1	100	100%
ICI Alta Inc.	Huntsman International Holdings LLC	N/A		5	300	30%

SCHEDULE B

Financing Statements and Other Filings

TYPE OF FILING	ENTITY	APPLICABLE SECURITY DOCUMENT	JURISDICTION
UCC-1 Financing Statement	HMP Equity Holdings Corporation	Pledge Agreement	Delaware
UCC-1 Financing Statement	Huntsman Group Inc.	Pledge Agreement	Delaware
UCC-1 Financing Statement	ICI Alta Inc.	Pledge Agreement	Delaware